Exhibit 10.3

RIGHTS OFFERING BACKSTOP AGREEMENT

This RIGHTS OFFERING BACKSTOP AGREEMENT (this “Agreement”), dated August 20, 2025, is made and entered into by and among Rent the Runway, Inc., a Delaware corporation (the “Company”), CHS US Investments LLC, a Cayman limited liability company (“CHS”), Gateway Runway, LLC, a Delaware limited liability company (“Nexus”), and S3 RR Aggregator, LLC, a Delaware limited liability company (“Story3” and, together with CHS and Nexus, the “Backstop Purchasers”). The Company and the Backstop Purchasers are each sometimes referred to herein as a “Party” and collectively, as the “Parties.”

WHEREAS, substantially concurrently with the execution and delivery of this Agreement, the Company and CHS have entered into the Exchange Agreement (as it may be amended from time to time in accordance with its terms, the “Exchange Agreement”), pursuant to which, among other things, on the terms and subject to the conditions contained therein, CHS will contribute, transfer, assign and convey to the Company all of its rights, title and interest in, to and under the Equity Exchange Obligations in exchange for the Exchange Stock;

WHEREAS, immediately following the consummation of the transactions contemplated by the Exchange Agreement, CHS will sell a portion of Exchange Stock to Nexus and Story3 on the terms and subject to the conditions of the Debt and Equity Purchase Agreement, dated as of the date hereof, by and among CHS, Nexus and Story3;

WHEREAS, capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Exchange Agreement;

WHEREAS, the Company has proposed to distribute, at no charge, to holders of record of its Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), and Class B Common Stock, par value $0.001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), as of the close of business on the record date established in the Rights Offering Registration Statement (the “Record Date”), transferable rights (the “Rights”) to subscribe for and purchase additional shares of Class A Common Stock at a subscription price equal to $4.08, which represents a 20% discount to the Average VWAP of the Class A Common Stock over the thirty (30)-day trading period ending as of the close of business on the trading day immediately preceding the date hereof (the “Subscription Price” and such offering, the “Rights Offering”);

WHEREAS, pursuant to the Rights Offering, each Company Stockholder of record as of the close of business on the Record Date (collectively, the “Eligible Common Stockholders”) will receive one (1) Right for each share of Common Stock held by such Company Stockholder as of the close of business on the Record Date, and each Right will entitle the holder to purchase one (1) share of Class A Common Stock at the Subscription Price (the “Basic Subscription Right”), subject to adjustment in accordance with the Rights Offering Registration Statement and any amendments thereto;

WHEREAS, subject to and in accordance with the Rights Offering Registration Statement and any amendments thereto, each Company Stockholder who exercises his, her or its Basic Subscription Rights may subscribe for additional shares of Class A Common Stock to the extent they are available, at the Subscription Price (the “Over-Subscription Right” and, together with the Basic Subscription Right, the “Subscription Rights”);

WHEREAS, the Company desires to receive aggregate consideration of $12,500,000 in connection with the Rights Offering; and

WHEREAS, in order to provide assurance that the Company receives aggregate consideration of $12,500,000 in connection with the Rights Offering, the Company has offered to the Backstop Purchasers the opportunity, and each Backstop Purchaser has agreed and committed, to purchase from the Company upon expiration of the Rights Offering, at the Subscription Price, shares of Class A Common Stock not otherwise sold in the Rights Offering, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

Section 1.    Backstop Commitment.

(a)    Subject to the consummation of the Rights Offering, the terms and conditions of which shall be subject to the prior written approval of the Backstop Purchasers (not to be unreasonably withheld, conditioned or delayed) and shall be customary for offerings of this type, and the terms and conditions set forth herein, in order to provide assurance that the Rights Offering will be fully subscribed, each Backstop Purchaser hereby commits to purchase from the Company, and the Company hereby agrees to sell to such Backstop Purchaser, at the Subscription Price, any and all Unsubscribed Shares, in accordance with such Backstop Purchaser’s Backstop Percentage set forth on Schedule A attached hereto (the “Backstop Commitment”); provided, however, that the Backstop Commitment of such Backstop Purchaser shall not exceed the amount set forth on Schedule A attached hereto. It is understood that the Unsubscribed Shares shall be allocated for the purposes of the Backstop Commitment among the Backstop Purchasers proportionally in accordance with their respective Backstop Percentage set forth on Schedule A attached hereto. The “Unsubscribed Shares” means a number of shares of Class A Common Stock equal to the excess, if any, of (i) the aggregate number of shares of Class A Common Stock that may be purchased pursuant to all Rights issued by the Company in connection with the Rights Offering, less (ii) the aggregate number of shares of Class A Common Stock that are purchased by the Eligible Common Stockholders in the Rights Offering pursuant to the exercise of the Subscription Rights.

(b)    Within two (2) Business Days after the closing of the Rights Offering, the Company shall issue to each Backstop Purchaser a notice (the “Subscription Notice”) setting forth the number of shares of Class A Common Stock subscribed for in the Rights Offering pursuant to the exercise of the Subscription Rights by the Eligible Common Stockholders and the aggregate gross proceeds of the Rights Offering and, accordingly, the number of Unsubscribed Shares to be acquired by such Backstop Purchaser pursuant to the Backstop Commitment at the Rights Subscription Price. Shares of Class A Common Stock acquired by the Backstop Purchasers pursuant to the Backstop Commitment are collectively referred to as the “Backstop Acquired Shares.”

(c)    Unless this Agreement shall have been terminated pursuant to Section 5, the closing of the Backstop Commitment (the “Closing”) shall take place by means of a virtual closing through electronic exchange of signatures on the later of (i) immediately following the Effective Time, and (ii) the second (2nd) Business Day following the satisfaction or waiver (to the extent permitted herein and by applicable Law) of the conditions set forth in Section 4 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time) or on such other date, time or at such place as agreed to in writing by the Company and the Backstop Purchasers (the date on which the Closing occurs, the “Closing Date”).

(d)    At the Closing, the Company shall automatically (without a need for any further action on the part of, or notice to, the Company or any other Person) issue to the Backstop Purchasers the Backstop Acquired Shares via the facilities of the Depository Trust Company (“DTC”) in book entry form, free and clear of all Liens (other than any restrictions on transfer arising under applicable securities Laws), against payment by or on behalf of the Backstop Purchasers of the aggregate Rights Subscription Price for all such shares by wire transfer in immediately available funds to the account designated by the Company in writing at least two (2) Business Days prior to the Closing. In furtherance of the foregoing, the Company shall cooperate with each Backstop Purchaser and take such actions as may be necessary to (i) instruct the Company’s transfer agent to issue the Backstop Acquired Shares to each Backstop Purchaser effective as of the Closing, and (ii) deliver to each Backstop Purchaser evidence thereof in a form customarily delivered by the Company’s transfer agent.

Section 2.    Representations and Warranties by the Backstop Purchasers. Each Backstop Purchaser represents and warrants, severally and not jointly, to the Company as follows:

(a)    Organization, Standing and Power. Such Backstop Purchaser is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the Laws of its state or country of organization and has all requisite corporate, partnership or limited liability company power and authority necessary to own, lease and operate its properties and to carry on its business as presently conducted, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Backstop Purchaser to consummate the transactions contemplated by this Agreement. Such Backstop Purchaser is duly licensed or qualified to do business as a foreign corporation, partnership or limited liability company in each jurisdiction wherein the character of its property or the nature of the activities presently conducted by it, makes such qualification necessary, except where the failure to be so licensed or qualified has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Backstop Purchaser to consummate the transactions contemplated by this Agreement.

(b)    Authority; Execution and Delivery; Enforceability. Such Backstop Purchaser has all requisite corporate, partnership or limited liability company (as the case may be) power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by such Backstop Purchaser of this Agreement and the consummation by such Backstop Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership or limited liability company (as the case may be) action on the part of such Backstop Purchaser and no other corporate, partnership or limited liability company (as the case may be) proceedings on the part of such Backstop Purchaser are necessary to approve this Agreement and to consummate the transactions contemplated hereby. Such Backstop Purchaser has duly executed and delivered this Agreement, and, assuming the due authorization, execution and delivery of this Agreement on behalf of the other Parties, this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(c)    Accredited Investor. Such Backstop Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(d)    No Conflicts; Consents.

(i)    The execution, delivery and performance by such Backstop Purchaser of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not (A) conflict with, or result in any breach or violation of or default or change of control (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation, first offer, first refusal or acceleration of any obligation under any Contract binding upon such Backstop Purchaser or any of its Subsidiaries or to which any of them are a party or by or to which any of their respective properties, rights or assets are bound or subject or result in the creation of any Lien upon any of the properties, rights or assets of such Backstop Purchaser or any of its Subsidiaries, other than Permitted Liens, (B) conflict with or result in any violation of any provision of such Backstop Purchaser’s organizational documents, or (C) conflict with or violate any Laws applicable to such Backstop Purchaser or any of its Subsidiaries or any of their respective properties, rights or assets, other than, in the case of clauses (A) and (C) above, any such violation, conflict, default, termination, cancellation, acceleration, right, loss or Lien that has not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Backstop Purchaser to consummate the transactions contemplated by this Agreement.

(ii)    No Consent of, or registration, declaration or filing with any Governmental Authority is required to be obtained or made by such Backstop Purchaser in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (A) the filing with the SEC of such reports under Sections 13 and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby, (B) any Consents, registrations, declarations or filings required to be obtained or made as a result of the identity, nature, business or operations of Company or any of its Subsidiaries or Affiliates, and (C) such other items that, individually or in the aggregate, have not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Backstop Purchaser to consummate the transactions contemplated by this Agreement.

(e)    Litigation. There is no Action pending or, to the knowledge of such Backstop Purchaser, threatened in writing against such Backstop Purchaser or any of its Subsidiaries or any of the directors or officers of such Backstop Purchaser or any of its Subsidiaries in their capacity as such, which, in any such case, has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Backstop Purchaser to consummate the transactions contemplated by this Agreement.

(f)    Independent Investigation. Such Backstop Purchaser acknowledges that (i) it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Documents and has been afforded (A) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, Representatives of the Company concerning the terms and conditions of the Backstop Commitment and the merits and risks of acquiring the Backstop Acquired Shares; (B) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (C) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment, and (ii) it has, independently and without reliance upon any statement, representation or warranty made by any Person (including any of the Company’s financial advisors or other Representatives), other than such statements, representations and warranties of the Company expressly contained in this Agreement, and based on such information described in the foregoing clause (i), made its own analysis and decision to enter into this Agreement and the transactions contemplated hereby and that it has not relied on the analysis and decision or due diligence investigation of any other Person (including any of the Company’s financial advisors or other Representatives).

(g)    Financial Sophistication. Such Backstop Purchaser, either alone or together with its Representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the transactions contemplated by this Agreement, and has so evaluated the merits and risks of such transactions, including the Backstop Commitment. Such Backstop Purchaser is able to bear the economic risk of the acquisition of the Backstop Acquired Shares and, at the present time, is able to afford a complete loss of such investment.

(h)    Investment Intent. Such Backstop Purchaser is acquiring Backstop Acquired Shares for its own account, with the intention of holding such shares for investment and with no present intention of participating, directly or indirectly, in a distribution of the shares.

(i)     No Manipulation or Stabilization of Price. In connection with the Rights Offering, such Backstop Purchaser has not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of any securities of the Company, and it is not aware of any such action taken or to be taken by any Person.

(j)     No Registration. Such Backstop Purchaser understands (i) that the offer and sale of the Backstop Acquired Shares to be purchased by it pursuant to the terms of this Agreement have not been registered under the Securities Act or any state securities Laws, (ii) the Company shall not be required to effect any registration or qualification of the Backstop Acquired Shares under the Securities Act or any state securities Laws, except pursuant to the Investor Rights Agreement to be entered by and between the Company and the Backstop Purchasers, (iii) that the Backstop Acquired Shares will be issued in reliance upon exemptions contained in the Securities Act or interpretations thereof and in the applicable state securities Laws, and (iv) that the Backstop Acquired Shares may not be offered for sale, sold or otherwise transferred except pursuant to a registration statement under the Securities Act or in a transaction exempt from or not subject to registration under the Securities Act. Further, the following legends (or similar language) shall be placed on such certificate(s), if any, representing the Backstop Acquired Shares:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGISTERED AND/OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND REGISTRATION AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, (B) IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT, AND REGISTRATION AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS PROVIDED THAT AT THE ISSUER’S REQUEST, THE TRANSFEROR THEREOF SHALL HAVE DELIVERED TO THE ISSUER AN OPINION OF COUNSEL (WHICH OPINION SHALL BE IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE ISSUER) TO THE EFFECT THAT SUCH SECURITIES MAY BE SOLD OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION, OR (C) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT.

(k)    Removal of Legends. The legend set forth in Section 2(j) above shall be removed and the Company shall issue a certificate (or book entry notation, as applicable) without such legend or any other legend to the holder of the applicable Backstop Acquired Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the DTC, if (i) such shares are registered for resale under the Securities Act and sold pursuant to the effective registration statement registering the shares for resale, (ii) such shares are sold or transferred pursuant to and in compliance with Rule 144 under the Securities Act (“Rule 144”) or another similar exemption from registration, or (iii) an opinion of counsel is provided to the Company, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that such shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Certificates (or book entry notations) for Backstop Acquired Shares subject to legend removal hereunder will be transmitted by the Company to such Backstop Purchaser or may be transmitted by the Company’s transfer agent to such Backstop Purchaser by crediting the DTC account of such Backstop Purchaser’s broker or other DTC participant as directed by such Backstop Purchaser.

(l)     Sufficiency of Funds. Such Backstop Purchaser has and will have available funds sufficient to pay the aggregate Subscription Price for all Class A Common Stock to be purchased by such Backstop Purchaser hereunder.

Section 3.    Representations and Warranties of the Company. The Company represents and warrants to each Backstop Purchaser as follows:

(a)    Organization, Existence and Good Standing. The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and authority necessary to own, lease and operate its properties and to carry on its business as presently conducted, except (other than with respect to the Company’s due incorporation, valid existence and good standing) as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company is duly licensed or qualified to do business as a foreign corporation in each jurisdiction wherein the character of its property or the nature of the activities presently conducted by it, makes such qualification necessary, except where the failure to be so licensed or qualified has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b)    Authorization; Enforceability. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and, to the extent required by the rules of the Nasdaq Stock Market (“Nasdaq”), subject to Stockholder Approval (as defined below), no other corporate proceedings on the part of the Company are necessary to approve this Agreement and to consummate the transactions contemplated hereby. The Company has duly executed and delivered this Agreement, and, assuming the due authorization, execution and delivery of this Agreement on behalf of the other Parties, this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception and, to the extent required by the rules of Nasdaq, the Stockholder Approval.

(c)    Valid Issuance of Shares. All of the shares of Backstop Acquired Shares to be issued pursuant to this Agreement will be, as of the date of their issuance, duly authorized by all necessary corporate action on the part of the Company and, when issued and delivered by the Company against payment therefor as provided in this Agreement, (i) will be validly issued, fully paid and nonassessable, (ii) will be free and clear of all Liens (other than any restrictions on transfer arising under applicable securities Laws), and (iii) will not be subject to any statutory or contractual preemptive rights or other similar rights of stockholders.

(d)    No Investment Company. The Company is not required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(e)    No Conflicts; Consents.

(i)    The execution, delivery and performance by the Company of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, (A) conflict with, or result in any breach or violation of or default or change of control (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation, first offer, first refusal or acceleration of any obligation under any Contract binding upon the Company or any of its Subsidiaries or to which any of them are a party or by or to which any of their respective properties, rights or assets are bound or subject or result in the creation of any Lien upon any of the properties, rights or assets of the Company or any of its Subsidiaries, other than Permitted Liens, (B) conflict with or result in any violation of any provision of the Company Governing Documents or organizational documents of the Company’s Subsidiaries, or (C) conflict with or violate any Laws applicable to the Company or any of its Subsidiaries or any of their respective properties, rights or assets, other than, in the case of clauses (A) and (C) above, any such violation, conflict, default, termination, cancellation, acceleration, right, loss or Lien that has not been or would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

(ii)    Other than in connection with or in compliance with (A) the DGCL, (B) the Securities Act, (C) the Exchange Act, (D) other applicable state or federal securities Laws, and (E) any applicable requirements of Nasdaq, no Consent of, or registration, declaration or filing with any Governmental Authority is necessary or required, under applicable Law, to be obtained or made by or with respect to the Company or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated by this Agreement, except for such Consents or filings that, if not obtained or made, would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(f)    Litigation. There is no Action pending or, to the knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries, any of the directors or officers of the Company or any of its Subsidiaries in their capacity as such or affecting any of the business, operations, properties or assets of the Company or any of its Subsidiaries which, in any such case, has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in default with respect to any Judgment that is applicable to the Company or any of its Subsidiaries which, in any such case, has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.    Conditions.

(a)    Each Backstop Purchaser’s obligation to purchase shares of Class A Common Stock pursuant to its Backstop Commitment is subject to the following conditions: (i) the Company shall be in compliance with its obligations under this Agreement in all material respects; (ii) the representations and warranties of the Company set forth in this Agreement shall be true and correct as of the date of this Agreement and the Closing and the failure of any such representations and warranties to be so true and correct has not resulted in, and would not reasonably be expected to result in, individually or in the aggregate, a Company Material Adverse Effect; and (iii) to the extent required by the rules of Nasdaq, the Company shall have obtained the Stockholder Approval.

(b)    The Company’s obligations hereunder are subject to the following conditions: (i) the Backstop Purchasers shall be in compliance with their respective obligations under this Agreement in all material respects; (ii) the representations and warranties of the Backstop Purchasers hereunder shall be true and correct as of the date of this Agreement and the Closing and the failure of any such representations and warranties to be so true and correct has not resulted in, and would not reasonably be expected to result in, individually or in the aggregate, a material adverse effect on the ability of the Backstop Purchasers to consummate the transactions contemplated by this Agreement; and (iii) to the extent required by the rules of Nasdaq, the Company shall have obtained the Stockholder Approval.

(c)    The Closing is further subject to the satisfaction or waiver of the following conditions: (i) consummation of the Rights Offering and delivery of the Subscription Notice to the Backstop Purchasers; (ii) to the extent required by the rules of Nasdaq, stockholder approval of this Agreement and the issuance of the Backstop Acquired Shares in compliance with Nasdaq Rule 5635 (the “Stockholder Approval”); and (iii) the consummation of the Exchange Transactions.

Section 5.    Termination.

(a)    By the Backstop Purchasers; Other. This Agreement shall terminate (i) automatically without any action by or on behalf of any Party or any other Person if the Exchange Agreement is validly terminated in accordance with its terms, or (ii) upon the Parties’ mutual written consent.

(b)    Effect of Termination. The Company and the Backstop Purchasers hereby agree that any termination of this Agreement pursuant to this Section 5 (other than termination by one Party in the event of a willful and material breach of a Party of, or fraud with respect to, any of such Party’s representations, warranties, covenants or agreements set forth in this Agreement occurring prior to such termination), shall be without liability to the Company or any Backstop Purchaser.

Section 6.    Rule 144 Availability; Public Information. At all times during the period commencing on the Closing Date and ending at such time that all of the Backstop Acquired Shares can be sold without the requirement to be in compliance with Rule 144(c)(1) under the Securities Act and otherwise without restriction or limitation pursuant to Rule 144 under the Securities Act, the Company shall use its reasonable best efforts to ensure the availability of Rule 144 under the Securities Act to each Backstop Purchaser with regard to the Backstop Acquired Shares, including compliance with Rule 144(c)(1) under the Securities Act.

Section 7.    Governing Law. This Agreement and all claims and causes of action hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

Section 8.    Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given when delivered, if delivered personally, emailed (provided that such email states that it is a notice sent pursuant to this Section 8) or sent by overnight courier (providing proof of delivery) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

(i)	if to the Company, to:

Rent the Runway, Inc.

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Attention:	***
Email:	***

with copies (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

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Attention:	***
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Email:	***
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(ii) If to any Backstop Purchaser, to the address set forth next to such Backstop Purchaser’s name on Exhibit A hereto.

Section 9.    Specific Performance; Exclusive Jurisdiction; Waiver of Jury Trial.

(a)    The Parties agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware or, if under applicable Law exclusive jurisdiction over such matter is vested in the federal courts, any federal court located in the State of Delaware without proof of actual damages or otherwise (and each Party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. In the event a claim or action should be brought in equity to enforce any of the provisions of this Agreement, no Party will allege, and each Party waives the defense, that there is an adequate remedy under applicable Law or that an award of specific performance is not an appropriate remedy for any reason at law or equity.

(b)    In addition, each of the Parties (i) consents to submit itself, and hereby submits itself, to the personal jurisdiction of the Court of Chancery of the State of Delaware and any federal court located in the State of Delaware, or, if neither of such courts has subject matter jurisdiction, any state court of the State of Delaware having subject matter jurisdiction, in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and agrees not to plead or claim any objection to the laying of venue in any such court or that any judicial proceeding in any such court has been brought in an inconvenient forum, (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the Court of Chancery of the State of Delaware and any federal court located in the State of Delaware, or, if neither of such courts has subject matter jurisdiction, any state court of the State of Delaware having subject matter jurisdiction, and (iv) consents to service of process being made through the notice procedures set forth in Section 8.

(c)    EACH OF THE PARTIES HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS.

Section 10.    Amendment; Waiver; Counterparts. This Agreement may not be modified, amended or supplemented, except by written instrument executed by the Parties. Any of the terms or provisions hereof may be waived in writing at any time by the Party that is entitled to the benefits of such waived terms or provisions. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement will operate as a waiver, nor will any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision will be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor will any waiver be implied from any course of dealing between the Parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement will be deemed to be an extension of the time for performance of any other obligations or any other acts.

Section 11.    Entire Agreement; No Third-Party Beneficiaries. This Agreement, collectively with the other Transaction Documents, constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof and is not intended to confer upon any Person other than the Parties any rights or remedies.

Section 12.    Expenses. Except to the extent set forth in Section 12.4 of the Existing Credit Agreement, each Party shall pay its own fees and expenses in connection with the transactions contemplated hereby.

Section 13.    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 14.    Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to each other Party. Delivery of an executed counterpart of a signature page to this Agreement by “.pdf” format, scanned pages or electronic signature shall be effective as delivery of a manually executed counterpart to this Agreement.

Section 15.    Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the Parties without the prior written consent of each other Party, except that each Backstop Purchaser may, upon prior written notice to the Company, assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any Affiliate of such Backstop Purchaser, so long as such Backstop Purchaser continues to remain liable for all of such obligations as if no such assignment had occurred. Any purported assignment without such consent shall be void. This Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

Section 16.    Nonsurvival of Representations and Warranties. None of the representations, warranties, covenants and other agreements in this Agreement or in any instrument delivered pursuant to this Agreement, shall survive the Closing; provided, however, that this Section 16 shall not limit any covenant or agreement of the Parties which by its terms contemplates performance at or after the Closing.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement, all as of the date first set forth above.

COMPANY

RENT THE RUNWAY, INC

By:	/s/ Siddharth Thacker
Name:	Siddharth Thacker
Title:	Authorized Officer

BACKSTOP PURCHASERS

CHS US INVESTMENTS LLC By: CHS GP LP, as manager By: CHS UGP LLC, as general partner

By:	/s/ Brady Schuck
Name:	Brady Schuck
Title:	Authorized Signatory

GATEWAY RUNWAY, LLC

By:	/s/ Damian Giangiacomo
Name:	Damian Giangiacomo
Title:	President

S3 RR AGGREGATOR, LLC

By:	/s/ Peter Comisar
Name:	Peter Comisar
Title:	Authorized Representative

[Signature Page to Rights Offering Backstop Agreement]

Exhibit A

Notice Address of Backstop Purchasers

Backstop Purchaser	Notice Address
CHS US Investments LLC	CHS US Investments LLC *** *** Attention: *** Email: *** with a copy (which shall not constitute notice) to: Proskauer Rose LLP *** *** Attention: *** Email: ***
Gateway Runway, LLC	c/o Nexus Capital Management LP *** *** Attention: *** Email: *** with a copy (which shall not constitute notice) to: Latham & Watkins LLP *** *** Attention: *** Email: ***
S3 RR Aggregator, LLC	c/o Story3 Capital Partners LLC *** *** Attention: *** Email: *** with a copy (which shall not constitute notice) to: Latham & Watkins LLP *** ***Attention: *** Email: ***

Schedule A

Backstop Purchaser Backstop Commitment Allocation Schedule

Backstop Purchaser	Backstop Percentage	Backstop Commitment Amount
CHS US Investments LLC	70%	$8,750,000
Gateway Runway, LLC	15%	$1,875,000
S3 RR Aggregator, LLC	15%	$1,875,000